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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Corinthian Colleges, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth S. Ord, Chief Financial Officer of the Company, certify, pursuant to section 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KENNETH S. ORD Kenneth S. Ord Executive Vice President, Chief Administrative Officer and Chief Financial Officer
August 24, 2011

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002